Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events
28	Subsequent events

28.1	Funding borrowings in foreign currency

On January 13, 2025, the Company raised USD100 million, equivalent to R$608, with maturity of 3 years, semiannual interest payments, and principal repayment at the end of the operation. On the same date, the Company entered into a swap agreement to hedge against exchange rate fluctuations, with a cost of CDI + 1.22% per year. The proceeds from this borrowing were used to strengthen the Company’s working capital.

28.2	Capital contribution

At the meeting of the Board of Directors, held on March 18, 2025, the Company approved, observing the authorized capital limit, the capital contribution in the amount of R$184 without the issuance of shares, through the partial capitalization of the Company’s expansion reserve.

28.3	Second repurchase program

On March 18, 2025, the Board of Directors approved the Company’s second share repurchase program. The program aims to acquire, within 12 months from April 1st, 2025, up to 8,000,100 common shares, representing 0.59% of the total shares outstanding, to be held in treasury and subsequently delivered to participants of the Executive Partner Program, see note 20.7.4, and the Long-Term Incentive Plan through Grant of the Right to Receive Shares, see note 20.7.5.